UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22551

MAINSTAY MACKAY DEFINEDTERM

MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Item 1.         Reports to Stockholders.

MainStay MacKay DefinedTerm Municipal Opportunities Fund

Message from the President and Annual Report

May 31, 2020  |  NYSE Symbol MMD

Beginning on January 1, 2021, paper copies of MainStay Fund annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The recent reporting period was one that few will forget, marked as it was by the emergence of the novel coronavirus that causes the disease known as COVID-19. In barely three months, the virus spread into a global pandemic that sharply curtailed global economic activity in March and April 2020.

Before the virus appeared, financial markets faced challenges, but despite international trade tensions and the ongoing drama of the U.K.’s slow movement toward an exit from the European Union, the longest bull market in U.S. history charged ahead to the end of 2019 with most other market sectors enjoying gains as well. The new year appeared to start on a similarly positive note with the signing of both an initial United States-China trade agreement and the United States-Mexico-Canada Agreement on regional trade. However, in late December and early January, ominous indications of the new viral outbreak in Wuhan, China had already begun to emerge.

On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more cases in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activities caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

With the number of reported COVID-19 cases in the United States continuing to rise, the Federal Reserve cut interest rates to near zero and announced unlimited quantitative easing. Municipal market volatility surged as liquidity declined, with high-yield municipal bonds experiencing extreme price swings. In late March, the Federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as to prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost the previous month.

Notwithstanding the challenges enumerated above, for the reporting period as a whole the municipal market gained ground due to a sharp recovery in April and May 2020, though the market failed to regain the pre-pandemic highs set in late February. Higher-grade securities tended to outperform their lower-grade counterparts, while various sectors and regions produced significantly different returns. While we believe that some industry sectors are likely to suffer continuing distress as a result of the pandemic, the impact will vary from sector to sector and region to region, heightening the importance of informed security selection in the months ahead.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide MainStay investors with world class investment solutions in the current environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)

Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please visit nylinvestments.com/mmd.

Total Returns	One Year	Five Years	Since Inception 6/26/12

Net Asset Value (“NAV”)[1]	1.94%	6.36%	6.59%

Market Price[1]	6.62	8.41	6.90

Bloomberg Barclays Municipal Bond Index[2]	3.98	3.74	3.55

Morningstar Muni National Long Category Average[3]	0.84	4.16	4.83

Fund Statistics (as of May 31, 2020)

NYSE Symbol	MMD	Premium/Discount[4]	5.81%

CUSIP	56064K100	Total Net Assets (millions)	$547.7

Inception Date	6/26/12	Total Managed Assets (millions)[5]	$912.3

Market Price	$20.94	Leverage[6]	40.0%

NAV	$19.79	Percent of AMT Bonds[7]	2.96%

1.	Total returns assume dividends and capital gains distributions are reinvested. For periods of less than one year, total return is not annualized.
2.

The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. An investment cannot be made directly in an index.

3.

The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

4.	Premium/Discount is the percentage (%) difference between the market price and the NAV. When the market price exceeds the NAV, the Fund is trading at a premium. When the market price is less than the NAV, the Fund is trading at a discount.
5.

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).

6.

Leverage is based on the use of proceeds received from tender option bond transactions, issuance of Preferred shares, funds borrowed from banks or other institutions or derivative transactions, expressed as a percentage of Managed Assets.

7.

Alternative Minimum Tax (“AMT”) is a separate tax computation under the Internal Revenue Code that, in effect, eliminates many deductions and credits and creates a tax liability for an individual who would otherwise pay little or no tax.

5

Portfolio Composition as of May 31, 2020† (Unaudited)

California	16.8%

Puerto Rico (a)	16.4

Illinois	12.5

Michigan	8.6

New York	7.4

Florida	4.4

Texas	3.9

Pennsylvania	3.4

U.S. Virgin Islands	3.3

Nevada	3.1

Guam	2.4

Nebraska	2.4

Kansas	2.3

Washington	2.3

New Jersey	1.7

South Carolina	1.3

Colorado	0.9%

Massachusetts	0.8

Wisconsin	0.7

Virginia	0.6

Utah	0.5

New Hampshire	0.4

District of Columbia	0.3

Ohio	0.3

Arizona	0.2

Minnesota	0.2

Connecticut	0.1

Idaho	0.0 ‡

Other Assets, Less Liabilities	2.8

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of May 31, 2020# (Unaudited)

1.	Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds, 5.00%–5.25%, due 7/1/32–7/1/39 (b)
2.	Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds, 5.00%–5.30%, due 6/1/34–6/1/37
3.	Los Angeles Department of Water & Power, Power System, Revenue Bonds, 5.00%, due 7/1/47
4.	Chino Valley Unified School District, Limited General Obligation, 5.00%, due 8/1/55
5.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.50%–6.00%, due 7/1/23–7/1/37 (b)
6.	County of Orange FL Tourist Development Tax Revenue, Revenue Bonds, 4.00%, due 10/10/33
7.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, 4.329%–5.00%, due 7/1/40–7/1/58
8.	University of California, Regents Medical Center, Revenue Bonds, 5.00%, due 5/15/43
9.	Michigan Finance Authority, Trinity Health Corp., Revenue Bonds, 5.25%, due 12/1/41
10.	Chicago Board of Education, Unlimited General Obligation, 5.50%–7.00%, due 12/1/39–12/1/44 (b)

Credit Quality as of May 31, 2020^ (Unaudited)

Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If the ratings provided by the ratings agencies differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

†	As a percentage of Managed Assets.
‡	Less than one-tenth of a percent.
#	Some of these holdings have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for the TOB residuals and cash.
^	As a percentage of total investments.
(a)	As of May 31, 2020, 87.2% of the Puerto Rico municipal securities held by the Fund were insured and all bonds continued to pay full principal and interest.
(b)	Municipal security may feature credit enhancements, such as bond insurance.

6	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert DiMella, CFA, John Loffredo, CFA, Michael Petty, Scott Sprauer, David Dowden and John Lawlor of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay DefinedTerm Municipal Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended May 31, 2020?

For the 12 months ended May 31, 2020, MainStay MacKay DefinedTerm Municipal Opportunities Fund returned 1.94% based on net asset value applicable to Common shares and 6.62% based on market price. At net asset value the Fund underperformed, and at market price outperformed, the 3.98% return of the Bloomberg Barclays Municipal Bond Index. At net asset value and at market price, the Fund outperformed the 0.84% return of the Morningstar Muni National Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the 12 months ending May 31, 2020, the below-investment-grade, tax-exempt segment of the municipal market underperformed the investment-grade segment. Short-end maturities outperformed the long-end. Among states, bonds from Texas and Massachusetts outperformed the overall municipal market while bonds from Illinois and New Jersey underperformed.

The Fund’s underperformance relative to the Bloomberg Barclays Municipal Bond Index at net asset value was due to a few factors. While security selection among the tobacco, electric and water/sewer sectors made positive contributions to relative performance, holdings among state general obligations, local general obligations and education sectors detracted. (Contributions take weightings and total returns into account.) From the perspective of states and territories, holdings from Puerto Rico provided the largest positive contributions to the Fund’s relative performance due to credit selection, further bolstered by holdings from Michigan and Illinois. However, investments in New York, Texas and Florida bonds offset some of these gains. Along the credit quality spectrum, selection among bonds rated BBB, BB and B enhanced relative returns; however, the Fund’s underweight allocation to AAA-rated bonds was one of the largest detractors from relative performance.2 Finally, the Fund’s credit selection among bonds maturing in more than 30 years contributed positively, while bonds maturing within 10 years detracted from relative performance.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The rapid expansion of the COVID-19 pandemic in March 2020 resulted in a significant risk-off reaction in global financial markets. The municipal bond market’s response to the crisis reflected the significant disruption the virus caused to our economy, the financial markets and, of course, our personal lives. In March and April, municipal volatility surged and credit spreads widened. The extreme volatility in the municipal market was primarily due to a liquidity squeeze exacerbated by a sharp repricing of credit risk. Market technical conditions were upended as investors in municipal bond mutual funds and exchange-traded funds sought to exit a market that offered little liquidity, resulting in severe price declines. During this time, yields of variable-rate demand notes spiked to over 9% and the new issue market was shut down. Credit spreads3 widened as market participants attempted to discount the impact of an abrupt shutdown of the U.S. economy. Notably, high-yield municipal bonds experienced extreme price swings exceeding 10 points in a day for some bonds. (A point represents one percent of a bond’s face value.) In our view, leveraged open-end mutual funds that were ill-prepared to meet shareholder redemptions contributed to municipal market volatility as they resorted to forced sales.

The pandemic produced a significant credit shift in the municipal market. With mandatory stay-at-home requirements and the closing of large segments of the economy, including travel, leisure and retail, the economic conditions of state and local governments and related entities came into question. Fortunately, the municipal market’s credit condition at the start of 2020 was at an all-time high as state governments had accumulated large reserves due to record tax revenues in the wake of the Great Recession of 2007–2009. Nevertheless, as of the end of the reporting period, we believe that several municipal “front-line” sectors, including infrastructure, hospitals, state and local governments and higher education, are

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

7

likely to be the most immediately impacted by the pandemic-related economic slowdown. We expect the magnitude of the impact to be a function of the duration and the severity of the crisis, as well as the specific geographic location of the credits.

During the reporting period, we increased the Fund’s overall credit quality and added additional liquidity and cash reserves to offset short-term financial losses. As always, we continue to assess the ability of each municipal issuer to manage through these times. We continue to believe there will be limited defaults in the municipal market, reflective of historical market trends.

How was the Fund’s leverage strategy implemented during the reporting period?

During the reporting period, the Fund partially transitioned its leverage from fixed rate to floating rate based on the lower rate environment. In addition, the Fund took opportunistic advantage of market volatility in March and April 2020, selling lower-yielding positions and reinvesting those assets in higher-yielding positions. As of May 31, 2020, the Fund’s leverage position was 40%.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund held a hedge in U.S. Treasury futures during the reporting period to maintain a neutral duration4 relative to the Bloomberg Barclays Municipal Bond Index. This hedge detracted slightly from the Fund’s relative performance.

What was the Fund’s duration strategy during the reporting period?

As of the end of the reporting period, the Fund’s modified duration to worst5 stood at 4.20 years compared to 4.81 years for the Bloomberg Barclays Municipal Bond Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Across sectors, tobacco, electric and water/sewer holdings contributed positively to the Fund’s relative results, while investments in state general obligations, local general obligations and education detracted.

What were some of the Fund’s largest purchases and sales during the reporting period?

As the Fund remains focused on diversification and liquidity, no individual purchase or sale would have been considered significant.

How did the Fund’s market segments change during the reporting period?

During the reporting period, the Fund increased its sector exposure to local general obligations, tobacco and education, while decreasing its sector exposure to the housing, hospital and water/sewer sectors. Among states, the Fund increased its exposure to bonds from Illinois and California while decreasing its exposure to bonds from Ohio, Nevada and New York. Lastly, the Fund increased its exposure to bonds rated BBB and BB, and decreased its exposure to bonds rated AAA and AA.6

How was the Fund positioned at the end of the reporting period?

As of May 31, 2020, the Fund held overweight exposure relative to the Bloomberg Barclays Municipal Bond Index in the special tax and tobacco sectors, and underweight exposure to the transportation and state general obligations sectors. As of the same date, the Fund held an overweight position relative to the Index in bonds from Puerto Rico and an underweight position in bonds from New York and California. With regard to credit ratings, as of May 31, 2020, the Fund held overweight exposure to bonds rated B and underweight exposure to bonds rated AAA.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

6.

An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments May 31, 2020

	Principal Amount	Value
Municipal Bonds 161.8%† Long-Term Municipal Bonds 160.5%
Arizona 0.4% (0.2% of Managed Assets)
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	$1,920,000	$1,919,827

California 27.9% (16.8% of Managed Assets)
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds 5.00%, due 12/31/36 (a)	5,000,000	5,525,900
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds Series B 4.00%, due 7/15/29 (a)	2,405,000	2,314,380
Chino Valley Unified School District, Limited General Obligation Series B 5.00%, due 8/1/55 (b)	22,075,000	28,071,894
City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (b)	19,500,000	22,368,684
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A-1 5.00%, due 6/1/34	8,000,000	9,326,160
Series A-2 5.30%, due 6/1/37 (c)	25,225,000	25,539,556
Los Angeles Department of Water & Power, Power System, Revenue Bonds Series A 5.00%, due 7/1/47 (b)	28,900,000	34,814,279
University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (b)	23,260,000	25,101,611

		153,062,464

Colorado 1.5% (0.9% of Managed Assets)
Copper Ridge Metropolitan District, Revenue Bonds 5.00%, due 12/1/39	4,450,000	4,100,942
Dominion Water & Sanitation District, Revenue Bonds 6.00%, due 12/1/46	2,500,000	2,593,475
Sterling Ranch Community Authority Board, Revenue Bonds Series A 5.00%, due 12/1/30	1,750,000	1,754,602

		8,449,019

	Principal Amount	Value
Connecticut 0.2% (0.1% of Managed Assets)
City of Hartford CT, Unlimited General Obligation Series A 5.00%, due 4/1/31	$1,000,000	$1,084,070

District of Columbia 0.5% (0.3% of Managed Assets)
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds Series C, Insured: AGC 6.50%, due 10/1/41 (c)	2,400,000	2,962,608

Florida 7.3% (4.4% of Managed Assets)
County of Orange FL Tourist Development Tax Revenue, Revenue Bonds 4.00%, due 10/10/33 (b)	25,000,000	25,977,696
JEA Electric System, Revenue Bonds Series C 5.00%, due 10/1/37 (b)	12,980,000	14,205,427

		40,183,123

Guam 4.1% (2.4% of Managed Assets)
Guam Government, Business Privilege Tax, Revenue Bonds Series B-1 5.00%, due 1/1/42	3,860,000	3,910,180
Guam Government, Hotel Occupancy Tax, Revenue Bonds
Series A 6.125%, due 11/1/31	860,000	862,924
Series A 6.50%, due 11/1/40	4,900,000	4,920,384
Guam Government, Revenue Bonds Series A 5.00%, due 12/1/20	755,000	762,135
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	7,550,000	7,952,868
Guam International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	3,425,000	3,785,584

		22,194,075

Idaho 0.0%‡ (0.0%‡ of Managed Assets)
Idaho Housing & Finance Association, Revenue Bonds Series A, Insured: GNMA 4.50%, due 1/21/49	106,918	114,856

Illinois 20.9% (12.5% of Managed Assets)
Chicago Board of Education Dedicated Capital Improvement, Revenue Bonds 5.75%, due 4/1/34	8,000,000	8,501,120

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments May 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois 20.9% (12.5% of Managed Assets) (continued)
Chicago Board of Education Dedicated Capital Improvement, Unlimited General Obligation (d)
Series B 7.00%, due 12/1/42	$3,500,000	$3,905,650
Series A 7.00%, due 12/1/46	4,000,000	4,441,480
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.50%, due 12/1/39 (b)	20,000,000	20,893,800
Series A 7.00%, due 12/1/44	2,880,000	3,128,832
Chicago O’Hare International Airport, Revenue Bonds, Insured: AGM 5.75%, due 1/1/38	5,000,000	5,435,100
Chicago, Illinois Wastewater Transmission, Revenue Bonds Series C 5.00%, due 1/1/32	7,120,000	8,099,712
Chicago, Unlimited General Obligation
Series C 5.00%, due 1/1/25	1,435,000	1,457,199
Series A 5.25%, due 1/1/27	3,000,000	3,130,620
Series 2007E 5.50%, due 1/1/42	2,000,000	2,036,980
Series A 5.50%, due 1/1/49	5,000,000	5,109,100
Series A 6.00%, due 1/1/38	6,930,000	7,434,573
Illinois Sports Facilities Authority, Revenue Bonds, Insured: AGM 5.25%, due 6/15/32	150,000	162,311
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds Series A 5.00%, due 6/15/57	4,665,000	4,463,985
Public Building Commission of Chicago, Chicago Transit Authority, Revenue Bonds, Insured: AMBAC 5.25%, due 3/1/31	600,000	767,976
Sales Tax Securitization Corp., Revenue Bonds Series C, Insured: BAM 5.25%, due 1/1/48 (b)	11,000,000	12,449,938
State of Illinois, Unlimited General Obligation
5.25%, due 7/1/31 (b)	20,000,000	20,299,816
5.50%, due 5/1/30	2,500,000	2,650,825

		114,369,017

	Principal Amount	Value
Kansas 3.8% (2.3% of Managed Assets)
Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (b)	$19,290,000	$20,541,641

Michigan 14.3% (8.6% of Managed Assets)
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/32	1,500,000	1,617,150
Series B, Insured: AGM 5.00%, due 7/1/34 (b)	24,940,000	30,631,308
Senior Lien-Series A 5.25%, due 7/1/39	5,000,000	5,378,550
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	1,005,000	1,056,476
Senior Lien-Series A 5.25%, due 7/1/41	2,385,000	2,513,599
Michigan Finance Authority, Trinity Health Corp., Revenue Bonds Series 2016 5.25%, due 12/1/41 (b)	21,630,000	24,965,806
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/48	10,200,000	10,200,204
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,000,000	2,005,740

		78,368,833

Minnesota 0.3% (0.2% of Managed Assets)
Blaine Minnesota Senior Housing & Healthcare, Crest View Senior Community Project, Revenue Bonds Series A 5.75%, due 7/1/35	2,000,000	1,626,260

Nebraska 3.9% (2.4% of Managed Assets)
Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)	20,000,000	21,576,800

Nevada 5.2% (3.1% of Managed Assets)
Clark County New School District, Tax Building Series A, Insured: BAM 5.00%, due 6/15/34 (b)	9,680,000	11,907,295

10	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nevada 5.2% (3.1% of Managed Assets) (continued)
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds Series B 5.00%, due 7/1/43 (b)	$15,000,000	$16,530,570

		28,437,865

New Hampshire 0.7% (0.4% of Managed Assets)
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds Series B, Insured: ACA (zero coupon), due 1/1/24	4,740,000	3,897,181

New Jersey 2.8% (1.7% of Managed Assets)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds 5.25%, due 9/15/29 (a)	5,000,000	4,948,950
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds Series A 4.00%, due 11/1/39	3,400,000	3,167,508
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds, Insured: AGM 5.125%, due 1/1/39 (a)	500,000	544,645
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series BB 4.00%, due 6/15/44	1,000,000	919,490
State of New Jersey, Unlimited General Obligation 5.00%, due 6/1/41	4,500,000	5,244,030
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/46	300,000	329,616

		15,154,239

New York 12.2% (7.4% of Managed Assets)
Metropolitan Transportation Authority, Transportation, Revenue Bonds Series A-1 5.00%, due 11/15/45 (b)	22,695,000	23,667,218
New York Liberty Development Corp., World Trade Center, Revenue Bonds Class 3 7.25%, due 11/15/44 (b)(d)	13,390,000	14,050,955

	Principal Amount	Value
New York 12.2% (7.4% of Managed Assets) (continued)
New York Transportation Development Corp., American Airlines-JFK International Airport, Revenue Bonds 5.00%, due 8/1/31 (a)	$5,000,000	$4,821,400
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A, Insured: AGM 4.00%, due 7/1/36 (b)	20,000,000	20,836,500
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	3,395,000	3,694,134

		67,070,207

Ohio 0.5% (0.3% of Managed Assets)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series B-2, Class 2 5.00%, due 6/1/55	2,500,000	2,526,675

Pennsylvania 5.6% (3.4% of Managed Assets)
Allentown Neighborhood Improvement Development Zone Authority, City Center Project, Revenue Bonds 5.00%, due 5/1/42 (d)	1,000,000	1,001,250
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds, Insured: AGM 4.00%, due 6/1/39	2,370,000	2,582,328
Harrisburg, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	305,000	287,893
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53 (b)	14,260,000	16,622,759
Pennsylvania Turnpike Commission, Revenue Bonds Series A, Insured: AGM 4.00%, due 12/1/49 (b)	7,470,000	8,223,236
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	2,000,000	2,154,000

		30,871,466

Puerto Rico 27.4% (16.4% of Managed Assets)
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	12,965,000	13,032,418

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments May 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico 27.4% (16.4% of Managed Assets) (continued)
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/25	$310,000	$312,003
Series A, Insured: AGC 5.125%, due 7/1/47	3,550,000	3,550,213
Series A 6.00%, due 7/1/38	15,000,000	15,225,000
Series A 6.00%, due 7/1/44	2,630,000	2,669,450
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (e)
Insured: AGM 4.50%, due 7/1/23	280,000	280,235
Series A, Insured: AGM 5.00%, due 7/1/35	7,840,000	7,911,814
Insured: AGM 5.125%, due 7/1/30	1,365,000	1,373,695
Series A, Insured: AGC 5.25%, due 7/1/23	145,000	146,021
Series A-4, Insured: AGM 5.25%, due 7/1/30	4,425,000	4,457,745
Series A, Insured: AGM 5.375%, due 7/1/25	1,340,000	1,377,453
Series A, Insured: AGC 5.50%, due 7/1/32	255,000	257,142
Series C, Insured: AGM 5.50%, due 7/1/32	1,520,000	1,532,768
Series C, Insured: AGM 5.75%, due 7/1/37	5,440,000	5,481,453
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,615,000	2,641,176
Series A, Insured: AGM 6.00%, due 7/1/33	875,000	883,540
Series A, Insured: AGM 6.00%, due 7/1/34	755,000	781,093
Puerto Rico Convention Center District Authority, Revenue Bonds (e)
Series A, Insured: AGC 4.50%, due 7/1/36	13,080,000	12,872,813
Series A, Insured: AGC 5.00%, due 7/1/27	635,000	639,102
Series A, Insured: AMBAC 5.00%, due 7/1/31	340,000	340,163
Puerto Rico Electric Power Authority, Revenue Bonds (e)
Series DDD, Insured: AGM 3.625%, due 7/1/23	755,000	755,143

	Principal Amount	Value
Puerto Rico 27.4% (16.4% of Managed Assets) (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (e) (continued)
Series DDD, Insured: AGM 3.65%, due 7/1/24	$2,830,000	$2,830,226
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	1,130,000	1,138,249
Series PP, Insured: NATL-RE 5.00%, due 7/1/25	165,000	166,205
Series TT, Insured: AGM 5.00%, due 7/1/27	310,000	312,003
Puerto Rico Highway & Transportation Authority, Revenue Bonds (e)
Series AA-1, Insured: AGM 4.95%, due 7/1/26	6,195,000	6,214,638
Series D, Insured: AGM 5.00%, due 7/1/32	960,000	963,984
Series N, Insured: AMBAC 5.25%, due 7/1/31	3,485,000	3,754,077
Series CC, Insured: AGM 5.25%, due 7/1/32	2,075,000	2,204,978
Series CC, Insured: AGM 5.25%, due 7/1/33	435,000	462,966
Series CC, Insured: AGM 5.25%, due 7/1/34	2,685,000	2,862,935
Series N, Insured: AGC 5.25%, due 7/1/34	1,665,000	1,775,340
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	575,000	618,591
Series CC, Insured: AGM 5.50%, due 7/1/29	235,000	255,922
Series N, Insured: AMBAC 5.50%, due 7/1/29	1,025,000	1,128,279
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/20	670,000	670,998
Series A, Insured: AGM 5.00%, due 8/1/21	810,000	814,301
Series A, Insured: AGM 5.00%, due 8/1/22	835,000	839,751
Series A, Insured: AGM 5.00%, due 8/1/27	2,770,000	2,787,894
Series A, Insured: AGM 5.00%, due 8/1/30	1,685,000	1,693,947
Series A, Insured: AGM 5.25%, due 8/1/21	230,000	231,530
Series C, Insured: AGC 5.25%, due 8/1/21	3,775,000	3,864,279

12	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico 27.4% (16.4% of Managed Assets) (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (e)
Series F, Insured: AGC 5.25%, due 7/1/21	$2,090,000	$2,135,980
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	10,000,000	10,100,100
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-2 4.329%, due 7/1/40	10,000,000	9,625,000
Series A-1 4.55%, due 7/1/40	2,500,000	2,478,150
Series A-1 5.00%, due 7/1/58	13,440,000	13,483,814

		149,934,577

South Carolina 2.2% (1.3% of Managed Assets)
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds Series A 4.00%, due 10/1/48 (b)(f)	10,000,000	10,881,140
South Carolina Public Service Authority, Revenue Bonds Series A 5.00%, due 12/1/31	825,000	914,777
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds Series B 5.125%, due 12/1/43	250,000	265,495

		12,061,412

Texas 6.5% (3.9% of Managed Assets)
City of San Antonio Electric & Gas Systems, Junior Lien, Revenue Bonds 5.00%, due 2/1/48 (b)	7,000,000	7,650,118
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	39,233
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	175,000	78,139
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	260,000	112,741
Mission Economic Development Corp., Natgasoline LLC Project, Revenue Bonds 4.625%, due 10/1/31 (a)(d)	5,000,000	5,047,550
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/32 (b)	20,000,000	20,845,050

	Principal Amount	Value
Texas 6.5% (3.9% of Managed Assets) (continued)
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds 7.00%, due 6/30/40	$2,000,000	$2,010,040

		35,782,871

U.S. Virgin Islands 5.5% (3.3% of Managed Assets)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	3,020,000	2,704,289
Series A, Insured: AGM 5.00%, due 10/1/32	2,690,000	2,916,310
Virgin Islands Public Finance Authority, Matching Fund Loan Note, Revenue Bonds
Senior Lien-Series B 5.00%, due 10/1/24	1,430,000	1,366,737
Series A-1 5.00%, due 10/1/24	1,145,000	1,094,345
Series A 5.00%, due 10/1/25	5,735,000	5,417,682
Series B 5.25%, due 10/1/29	1,355,000	1,265,299
Series A 6.625%, due 10/1/29	2,580,000	2,258,145
Virgin Islands Public Finance Authority, Revenue Bonds
Series A 5.00%, due 10/1/29	2,980,000	2,719,846
Series A, Insured: AGM 5.00%, due 10/1/32	5,350,000	5,800,096
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds
Series A-1 4.50%, due 10/1/24	445,000	420,961
Senior Lien-Series B 5.00%, due 10/1/25	4,385,000	4,142,378

		30,106,088

Utah 0.9% (0.5% of Managed Assets)
Utah Housing Corp., Revenue Bonds Series A, Insured: GNMA 4.50%, due 1/21/49	4,472,124	4,804,134

Virginia 0.9% (0.6% of Managed Assets)
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	5,000,000	4,977,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments May 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington 3.8% (2.3% of Managed Assets)
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series A 5.00%, due 8/15/44 (b)	$19,665,000	$20,778,039
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds Series 1N 4.00%, due 6/1/49	230,000	252,282

		21,030,321

Wisconsin 1.2% (0.7% of Managed Assets)
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds Series A 5.00%, due 6/1/36 (d)	500,000	490,290
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds Series A 5.00%, due 10/1/39 (d)	5,750,000	5,809,455

		6,299,745

Total Long-Term Municipal Bonds (Cost $833,849,153)		879,406,424

Short-Term Municipal Notes 1.3%
Massachusetts 1.3% (0.8% of Managed Assets)
Massachusetts Health & Educational Facilities Authority, Tufts University, Revenue Bonds Series N-2 0.05%, due 8/15/34 (g)	7,000,000	7,000,000

Total Short-Term Municipal Notes (Cost $7,000,000)		7,000,000

Total Investments (Cost $840,849,153)	161.8%	886,406,424
Floating Rate Note Obligations (h)	(53.4)	(292,350,000)
Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(12.8)	(70,000,000)
Other Assets, Less Liabilities	4.4	23,687,125
Net Assets Applicable to Common Shares	100.0%	$547,743,549
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.

(c)	Step coupon—Rate shown was the rate in effect as of May 31, 2020.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Bond insurance is paying principal and interest, since the issuer is in default.

(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(g)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(h)	Face value of Floating Rate Notes issued in TOB transactions.

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued), which was $912,269,768 as of May 31, 2020.

The following abbreviations are used in the preceding pages:

ACA — ACA Financial Guaranty Corp.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — Ambac Assurance Corp.

BAM — Build America Mutual Assurance Co.

GNMA — Government National Mortgage Association

NATL-RE — National Public Finance Guarantee Corp.

14	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of May 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$879,406,424	$—	$879,406,424
Short-Term Municipal Notes	—	7,000,000	—	7,000,000

Total Investments in Securities	$—	$886,406,424	$—	$886,406,424

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of May 31, 2020

Assets
Investment in securities, at value (identified cost $840,849,153)	$886,406,424
Due from broker	7,000,270
Receivables:
Interest	14,018,034
Investment securities sold	7,388,788
Common shares sold	176,345
Other assets	29,436

Total assets	915,019,297

Liabilities
Payable for Floating Rate Note Obligations	292,350,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series A (a)	35,000,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series B (a)	35,000,000
Due to custodian	1,986,445
Payables:
Manager (See Note 3)	445,286
Professional fees	82,080
Shareholder communication	24,993
Transfer agent	6,757
Custodian	4,328
Accrued expenses	6,280
Interest expense and fees payable	2,193,231
Common share dividend payable	176,348

Total liabilities	367,275,748

Net assets applicable to Common shares	$547,743,549

Common shares outstanding	27,678,779

Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$19.79

Net assets applicable to Common Shares consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$27,679
Additional paid-in capital	526,911,382

526,939,061
Total distributable earnings (loss)	20,804,488

Net assets applicable to Common shares	$547,743,549

(a)	350 authorized shares, $0.01 par value, liquidation preference of $100,000 per share (See Note 2).

16	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended May 31, 2020

Investment Income (Loss)
Income
Interest	$38,018,714

Expenses
Interest expense and fees	7,381,409
Manager (See Note 3)	5,323,229
Professional fees	125,230
Shareholder communication	51,635
Transfer agent	43,354
Custodian	27,533
Trustees	14,030
Miscellaneous	120,030

Total expenses	13,086,450

Net investment income (loss)	24,932,264

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	11,181,915
Futures transactions	(4,557,158)

Net realized gain (loss) on investments and futures transactions	6,624,757

Net change in unrealized appreciation (depreciation) on:
Investments	(21,497,989)
Futures contracts	1,039,760

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(20,458,229)

Net realized and unrealized gain (loss) on investments and futures transactions	(13,833,472)

Net increase (decrease) in net assets to Common shares resulting from operations	$11,098,792

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended May 31, 2020 and May 31, 2019

	2020	2019
Net Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$24,932,264	$27,777,432
Net realized gain (loss) on investments and futures transactions	6,624,757	(3,405,393)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(20,458,229)	12,014,228

Net increase (decrease) in net assets applicable to Common shares resulting from operations	11,098,792	36,386,267

Distributions to Common shareholders	(28,189,046)	(28,254,807)

Capital share transactions (Common shares):
Net proceeds issued to shareholders resulting from reinvestment of dividends	1,735,312	635,272

Increase (decrease) in net assets applicable to Common shares from capital share transactions	1,735,312	635,272

Net increase (decrease) in net assets applicable to Common shares	(15,354,942)	8,766,732

Net Assets Applicable to Common Shares
Beginning of year	563,098,491	554,331,759

End of year	$547,743,549	$563,098,491

18	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the year ended May 31, 2020

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$11,098,792
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(351,403,053)
Investments sold	331,137,395
Amortization (accretion) of discount and premium, net	2,189,638
Increase in investment securities sold receivable	(7,388,788)
Increase in due from broker	(7,000,270)
Increase in dividends and interest receivable	(805,602)
Decrease in other assets	2,299
Decrease in professional fees payable	(22,206)
Increase in due to custodian	1,980,981
Increase in shareholder communication payable	357
Decrease in due to manager	(10,966)
Increase in due to transfer agent	527
Decrease in variation margin on futures contracts	(648,451)
Decrease in accrued expenses	(1,248)
Decrease in interest expense and fees payable	(461,187)
Net realized gain from investments	(11,181,915)
Net change in unrealized (appreciation) depreciation on investments	21,497,989

Net cash used in operating activities	(11,015,708)

Cash flows from financing activities:
Net proceeds resulting from reinvestment of distribution	1,733,432
Proceeds from floating rate note obligations	102,815,000
Payments on floating rate note obligations	(68,940,000)
Cash distributions paid, net of change in Common share distribution payable	(28,187,174)

Net cash from financing activities	7,421,258

Net decrease in cash and restricted cash	(3,594,450)
Cash and restricted cash at beginning of year	3,594,450

Cash at end of year	$—

Supplemental disclosure of cash flow information:

Cash payments recognized as interest expense on the Fund’s Fixed Rate Municipal Term Preferred Shares for the year ended May 31, 2020, were $2,033,227.

The following tables provide a reconciliation of cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:

Cash and restricted cash at beginning of year:
Cash	$2,667,300
Cash collateral on deposit at broker for futures contracts	927,150

Total cash and restricted cash shown in the Statement of Cash Flows	$3,594,450

Cash at end of year:
Total cash shown in the Statement of Cash Flows	$—

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as cash collateral on deposit at brokers, if any.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended May 31,

	2020		2019	2018	2017	2016

Net asset value at beginning of year applicable to Common shares	$20.41		$20.11	$20.14	$20.61	$19.03

Net investment income (loss)	0.99		1.01	1.05	1.08	1.11

Net realized and unrealized gain (loss) on investments	(0.59)		0.32	0.00 ‡	(0.46)	1.65

Total from investment operations	0.40		1.33	1.05	0.62	2.76

Dividends and distributions to Common shareholders	(1.02)		(1.03)	(1.08)	(1.09)	(1.18)

Net asset value at end of year applicable to Common shares	$19.79		$20.41	$20.11	$20.14	$20.61

Market price at end of year applicable to Common shares	$20.94		$20.65	$19.41	$19.94	$19.66

Total investment return on market price (a)	6.62%		12.05%	2.88%	7.22%	13.66%

Total investment return on net asset value (a)	1.94%		6.80%	5.31%	3.21%	15.02%

Ratios (to average net assets of Common shareholders)/Supplemental Data:

Net investment income (loss)	4.44%		5.03%	5.21%	5.35%	5.73%

Net expenses (including interest expense and fees)	2.33%		2.47%	2.11%	1.83%	1.58%

Interest expense and fees (b)	1.31%		1.45%	1.10%	0.85%	0.59%

Portfolio turnover rate	38	%(c)	27%	20%	26%	30%

Net assets applicable to Common shareholders end of year (in 000’s)	$547,744		$563,098	$554,332	$555,071	$567,973

Preferred shares outstanding at $100,000 liquidation preference, end of year (in 000’s)	$70,000		$70,000	$70,000	$70,000	$70,000

Assets coverage per Preferred share, end of year (d)	$882,491		$904,426	$891,903	$892,958	$911,390

Average market value per Preferred share:

Series A	$100,000		$100,000	$100,006	$100,012	$100,015

Series B	$99,999		$100,000	$100,000	$100,000	$100,087

‡	Less than one cent per share.
(a)

Total investment return on market price is calculated assuming a purchase of a common share at the market price on the first day and a sale on the last day business day of each month. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return on net asset value reflects the changes in net asset value during each period and assumes the reinvestment of dividends and distributions at net asset value on the last business day of each month. This percentage may be different from the total investment return on market price, due to differences between the market price and the net asset value. For periods less than one year, total investment return is not annualized.

(b)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2 (H)) and the issuance of fixed rate municipal term preferred shares (See Note 2 (I)).
(c)	The portfolio turnover rate includes variable rate demand notes.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the Preferred shares) from the Fund’s total assets, and dividing the result by the number of Preferred shares outstanding.

20	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay MacKay DefinedTerm Municipal Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on April 20, 2011, pursuant to an agreement and declaration of trust, which was amended and restated on June 4, 2015 (“Declaration of Trust’’). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on June 26, 2012.

Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 31, 2024 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company. Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (the “Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended an unlimited number of times by the Board prior to the first business day of the sixth month before the next occurring Extended Termination Date.

The Fund’s primary investment objective is to seek current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for the purpose of the Federal alternative minimum tax). Total return is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or

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Notes to Financial Statements (continued)

liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of May 31, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended

May 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of May 31, 2020, no securities held by the Fund were fair valued in such a manner.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker-dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal

22	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Common Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, after payment of any dividends on any outstanding Preferred shares, if any, at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. To the extent that the Fund realizes any capital gains or ordinary taxable income, it will be required to allocate such income between the Common shares and Preferred shares issued by the Fund, in proportion to the total dividends paid to each share class for the year in which the income is realized. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from determinations using GAAP. For information on the Fund’s dividend reinvestment plan, please see page 35.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are recorded on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the MainStay Group of Funds.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of May 31, 2020, the Fund did not hold any futures contracts.

(H)  Tender Option Bonds.  The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount

23

Notes to Financial Statements (continued)

representing a senior interest in the Underlying Securities, and which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.

Typically, a fund serves as the sponsor of the TOB issuer (“Fund-sponsored TOB”). Under this structure, a fund establishes, structures and “sponsors” the TOB Issuer in which it holds TOB Residuals. The Fund uses this or a similar structure for any TOB in which it invests. In connection with Fund-sponsored TOBs, the fund sponsoring the Fund-sponsored TOB (“Fund Sponsor”) may contract with a third-party to perform some or all of the Fund Sponsor’s duties as sponsor. Regardless of whether the Fund Sponsor delegates any of its sponsorship duties to a third party, the Fund Sponsor’s expanded role under the Fund-sponsored TOB structure may increase the Fund Sponsor’s operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund Sponsor itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund Sponsor may be required to undertake could include reporting and recordkeeping obligations under the Internal Revenue Code and federal securities laws and contractual obligations with other TOB service providers. The Fund may serve as a Fund Sponsor to a Fund-sponsored TOB. If the Fund serves as a Fund Sponsor, it would be subject to the obligations discussed above and the risks attendant to such obligations.

Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the Fund Sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

To the extent that the remarketing agent and/or the liquidity provider is a banking entity, the TOB may face heightened liquidity risks due to restrictions applicable to banking entities under the Volcker Rule. The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (a “Covered Fund”). TOB Issuers are often structured as a Covered Fund, and therefore, a banking entity that is a remarketing agent would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity

24	MainStay MacKay DefinedTerm Municipal Opportunities Fund

serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund Sponsor or the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund Sponsor and the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider. If a TOB Issuer in which the Fund invests experiences adverse events in connection with a failed remarketing of TOB Floaters or a liquidity shortfall, the Fund would experience a loss.

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates their fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” in the Statement of Operations.

At May 31, 2020, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations

$473,891,581	$292,350,000

During the year ended May 31, 2020, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate

$250,093,101	2.13%

(I)  Fixed Rate Municipal Term Preferred Shares.  On October 4, 2012, the Fund issued and has outstanding, two series of Fixed Rate Municipal Term Preferred Shares (“Series A FMTP Shares” and “Series B FMTP Shares”, collectively, “FMTP Shares”), each with a liquidation preference of $100,000 per share (“Liquidation Preference”). Dividends on FMTP Shares, which are recognized as interest expense for financial reporting purposes, are paid semiannually at a fixed annual rate, subject to adjustments in certain circumstances. The FMTP Shares were issued in a private offering exempt from registration under the Securities Act of 1933, as amended.

The Fund is obligated to redeem its FMTP Shares by the date as specified in its offering document (“Term Redemption”), unless redeemed earlier by the Fund. FMTP Shares are subject to optional and mandatory redemption in certain circumstances. FMTP Shares will be subject to redemption, at the option of the Fund (“Optional Redemption”), in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the FMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Optional Redemption price per share is equal to the sum of the Liquidation Preference per share plus any accrued but unpaid dividends.

As of May 31, 2020, the number of FMTP Shares outstanding and annual dividend rate were as follows:

Series	Dates of Issuance	Shares Outstanding	Annual Dividend Rate

A	October 4, 2012	350	2.78%
B	October 4, 2012	350	3.01%

As of May 31, 2020, the Term Redemption date and liquidation value for the FMTP Shares outstanding were as follows:

Series	Term Redemption Date	Liquidation Value

A	November 30, 2020	$35,445,959
B	May 31, 2021	$35,482,854

For financial reporting purposes only, the liquidation value of FMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on FMTP Shares are recognized as a component of “Interest expense and fees payable” on the Statement of Assets and Liabilities. Dividends accrued on FMTP Shares are recognized as a component of “Interest expense and fees” in the Statement of Operations. As of May 31, 2020, the fair value of the FMTP Shares for Series A and Series B were $35,000,000 and $34,999,738, respectively.

(J)  Statement of Cash Flows.  The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and restricted cash, if any, as of May 31, 2020.

(K)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring process and other economic, political, social, environmental, or health factors or developments, which could occur rapidly, may significantly affect the value of municipal securities of

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Notes to Financial Statements (continued)

Puerto Rico. In September 2017, the Commonwealth of Puerto Rico did experience severe damage from Hurricane Maria which has impacted the island’s economy and has delayed the resolution of the debt restructuring as timetables are being revised. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of May 31, 2020, 87.2% of the Puerto Rico municipal securities held by the Fund were insured. The Fund’s largest bond insurance provider, Assured Guaranty Municipal Corp., insured certain Puerto Rico municipal securities totaling 5.48% of the Fund’s total investments. Those securities, whose principal and interest are covered by bond insurance providers, are shown in the Portfolio of Investments.

On February 12, 2019, the Puerto Rico Sales Tax Financing Corporation (“COFINA”) restructured $17.5 billion of its debt into $12 billion of new securities. On May 3, 2019, the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”), the Commonwealth of Puerto Rico and a majority of creditors committed to a restructuring support agreement (“RSA”) to restructure the outstanding debt of the Puerto Rico Electric Power Authority. The RSA requires approval from the presiding judge and the Puerto Rican legislature and there is no assurance that either will approve of the agreement. On September 27, 2019, the Oversight Board released its draft of Puerto Rico’s Bankruptcy Plan of Adjustment. There is no assurance that the plan will be approved by creditors or the presiding judge.

On August 7, 2019, the U.S. Court of Appeals for the First Circuit (“First Circuit”) entered an order denying the Oversight Board’s motion to dismiss as equitably moot the appeal of the presiding judge’s rulings related to confirmation of the COFINA third amended plan of adjustment. The appeal of the COFINA debt restructuring stems from a group of legacy COFINA subordinate bondholders. There is no assurance the First Circuit will uphold the COFINA plan of adjustment approved by the presiding judge.

In July 2018, a creditor challenged the constitutionality of the Oversight Board and the Commonwealth’s petition to restructure its debt pursuant to PROMESA. In February 2019, the First Circuit determined that the Oversight Board’s organization was unconstitutional. The ruling was appealed, and a decision from the United States Supreme Court is pending. If the First Circuit’s decision is upheld, the Oversight Board’s ability to seek to restructure debt on behalf of the Commonwealth could be impaired.

In February of 2020 certain holders of the Commonwealth’s debt, including general obligation bonds and public building authority bonds, reached a plan support agreement (“PSA”) with the Oversight Board to restructure a portion of the Commonwealth’s general fund debt. The Commonwealth has not formally endorsed the PSA and the agreement still requires the approval of the presiding judge who oversees the Commonwealth’s proceedings under PROMESA. Under certain circumstances, PSA creditors may terminate the PSA, including for the lack of approval of the Bankruptcy Disclosure Statement by August 31, 2020 from the presiding judge. The settlement provides for a recovery of new general obligation bonds, new junior COFINA bonds, and cash. The Fund is a signatory to the PSA.

In light of the spread of the novel coronavirus in early 2020 to Puerto Rico and globally, the presiding judge has adjourned most of the Commonwealth’s PROMESA proceedings for public health reasons. As of May 31, 2020, the Fund held no COFINA bonds that have not yet been restructured.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into United States Treasury Note futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(4,557,158)	$(4,557,158)

Total Realized Gain (Loss)		$(4,557,158)	$(4,557,158)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$1,039,760	$1,039,760

Total Change in Unrealized Appreciation (Depreciation)		$1,039,760	$1,039,760

26	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short (a)	$(114,220,879)	$(114,220,879)

(a)	Positions were open four months during the reporting period

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.60% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).

During the year ended May 31, 2020, New York Life Investments earned fees from the Fund in the amount of $5,323,229, and paid the Subadvisor in the amount of $2,661,615.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Computershare Trust Company, N.A. (“Computershare”), 150 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.

Note 4–Federal Income Tax

As of May 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$557,597,565	$38,370,354	$(1,911,495)	$36,458,859

As of May 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$687,781	$(13,729,635)	$(1,139,184)	$34,985,526	$20,804,488

The difference between book-basis and tax basis unrealized depreciation is due to TOB transactions.

The other temporary differences are primarily due to dividends payable.

As of May 31, 2020, for federal income tax purposes, capital loss carryforwards of $13,729,635 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$13,730	$—

The Fund utilized $5,943,512 of capital loss carryforwards during the year ended May 31, 2020.

27

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended May 31, 2020 and May 31, 2019, to Common shareholders (as reflected in the Statements of Changes in Net Assets) and Preferred shareholders (included as interest expense for financial statement purposes (See Note 2(I)) were as follows:

	2020			2019
Distributions paid from:	Ordinary Income	Exempt Interest Dividends	Long-Term Capital Gain	Ordinary Income	Exempt Interest Dividends	Long-Term Capital Gain

Common shares	$214,915	$27,974,131	$—	$553,807	$27,701,000	$—
Preferred shares	31,930	2,001,297	—	42,648	1,879,607	—
Total	$246,845	$29,975,428	$—	$596,455	$29,580,607	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Purchases and Sales of Securities (in 000’s)

During the year ended May 31, 2020, purchases and sales of securities, other than short-term securities, were $351,403 and $331,137, respectively.

Note 7–Capital Share Transactions

Common Shares:	Shares	Amount

For the Year ended May 31, 2020:
Common shares issued to shareholders in reinvestment of dividends (a)	85,241	$1,735, 312

For the Year ended May 31, 2019:
Common shares issued to shareholders in reinvestment of dividends (a)	31,427	$635,272

Preferred Shares (b):	Shares	Amount

For the period June 26, 2012 through May 31, 2013:
Series A Shares Issued	350	$35,000,000
Series B Shares Issued	350	$35,000,000

(a)	See page 35 for information on the Fund’s dividend reinvestment plan.

(b)	For the period June 1, 2013 through May 31, 2020, there were no new shares issued.

Note 8–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of May 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, FASB issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended May 31, 2020, events and transactions subsequent to May 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

On April 1, 2020, the Fund declared a dividend in the amount of $0.085 per Common share, payable on June 30, 2020, to shareholders of record on June 16, 2020.

On June 15, 2020, the Fund paid its semiannual distribution to its Series A FMTP Shares and Series B FMTP Shares in the amounts of $1,390.00 and $1,505.00, per Preferred share, respectively.

On June 15, 2020, the Fund fully redeemed its Series A FMTP Shares. The redemption price per share totaled $100,000 for a total redemption amount of $35,000,000.

On July 1, 2020, the Fund declared its July monthly dividend to Common shareholders as shown in the following schedule:

Month	Ex-Date	Record Date	Payable Date	Amount

July	7/14/20	7/15/20	7/31/20	$0.085

Note 10–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions,

28	MainStay MacKay DefinedTerm Municipal Opportunities Fund

closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MainStay MacKay DefinedTerm Municipal Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay MacKay DefinedTerm Municipal Opportunities Fund (the “Fund”) as of May 31, 2020, the related statements of operations and cash flows for the year ended May 31, 2020, the statements of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and trust administrator. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

July 21, 2020

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

30	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay DefinedTerm Municipal Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of the Fund (“Board”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Fund (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

“manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board also noted that the services provided to the Fund as a closed-end fund may differ from the services provided to open-end funds and other investment advisory clients, such as compliance services provided in connection with the Fund’s use of leverage and trading of Fund shares on the New York Stock Exchange. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers, except for a portion of the salary of the Fund’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Fund’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s use of leverage, the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-year period ended July 31, 2019, and performed favorably relative to its peer funds for the three- and five-year periods ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a

32	MainStay MacKay DefinedTerm Municipal Opportunities Fund

determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board also considered that, unlike with respect to the open-end funds in the MainStay Group of Funds, the management fee for the Fund is based on the “managed assets” of the Fund, which include

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

assets attributable to the Fund’s use of “effective leverage,” as defined in the Fund’s prospectus. The Board acknowledged that New York Life Investments and MacKay have the ability to increase the amount of the Fund’s managed assets through the use of effective leverage, which may cause a conflict of interest. In assessing the reasonableness of the management fee and the methodology for its calculation, the Board took into account, among other factors, representations from MacKay and New York Life Investments that they provide services of the same nature, extent and quality with respect to assets of the Fund that are created through effective leverage as they would with respect to other assets of the Fund.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and/or MacKay. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

34	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”) shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Common shares by providing the required enrollment notice to Computershare Trust Company, N.A., the Plan Administrator (“Plan Administrator”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator when the Fund declares a distribution.

When the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan (i.e., those holders of Common shares who (“opt-in”) will receive the equivalent in Common shares. The Common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per Common share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the NAV per Common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common share on the payment date; provided that, if the NAV is less or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common share on the payment date. If, on the payment date for any Dividend, the NAV per Common share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in Common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common share exceeds the NAV per Common shares, the average per Common share purchase price paid by the Plan

Administrator may exceed the NAV of the Common shares, resulting in the acquisition of fewer Common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common share at the close of business on the Last Purchase Date provided that, if the NAV per Common share is less than or equal to 95% of the then current market price per Common share; the dollar amount of the Dividend will be divided by 95% of the market price per Common share on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Common shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $.15 per share sold fee. All per share fees include any brokerage commission the Plan Administrator is required to pay.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone (855) 456-9683, through the internet at www.computershare.com/investor or in writing to P.O. Box 505000, Louisville, Kentucky 40233.

35

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.2% of the ordinary income dividends paid during its fiscal year ended May 31, 2020 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end May 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/mmd or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/mmd; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

36	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	73	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); MainStay Funds: Trustee since 2017 (12 funds); and MainStay Funds Trust: Trustee since 2017 (29 funds).

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

37

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016 and Audit Committee Financial Expert, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	73

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (29 funds);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017, Trustee since 2011 and Audit Committee Financial Expert.	President, Strategic Management Advisors LLC since 1990	73

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);
MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (29 funds)**; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011 and Audit Committee Financial Expert.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	73

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (29 funds)**; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	73	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (29 funds).**
Jacques P. Perold 1958	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	73	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (29 funds);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
					Boston University: Trustee since 2014.

38	MainStay MacKay DefinedTerm Municipal Opportunities Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	73	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; MainStay Funds: Trustee since 1994 (12 funds); and MainStay Funds Trust: Trustee since 2007 (29 funds).**

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisor

MacKay Shields LLC1

New York, New York

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Transfer, Dividend Disbursing and Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

(855) 456-9683

nylinvestments.com/mmd

1.	An affiliate of New York Life Investment Management LLC.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

1741808 MS127-20	MSMHI11-07/20 (NYLIM) NL265

Item 2.       Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Code has been amended to include Y. Rachel Kuo as the Compliance Officer during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.       Audit Committee Financial Expert.

The Board of Trustees (“Board”) has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended May 31, 2020 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $79,600.

The aggregate fees billed for the fiscal year ended May 31, 2019 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $78,000.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended May 31, 2020, and (ii) $0 for the fiscal year ended May 31, 2019.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended May 31, 2020, and (ii) $0 during the fiscal year ended May 31, 2019. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)	All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended May 31, 2020, and (ii) $0 during the fiscal year ended May 31, 2019.

(e)	Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g)  All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal year ended May 31, 2020 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $8.9 million for the fiscal year ended May 31, 2020, and (i) $8.1 million for the fiscal year ended May 31, 2019.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended May 31, 2020 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.       Audit Committee of Listed Registrants.

(a)   The Board has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (“Exchange Act”) (15 U.S.C. 78c(a)(58)(A)). The members of the Audit Committee are Alan R. Latshaw, David H. Chow and Susan B. Kerley.

(b)  Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the policy of the Registrant that proxies received by the Registrant are voted in the best interests of the Registrant’s shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Registrant that delegate all responsibility for voting proxies received relating to the Registrant’s portfolio securities to New York Life Investment Management LLC (“New York Life Investments” or “Manager”), subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Registrant are voted in the best interests of the Registrant and its shareholders. The Manager has delegated proxy voting authority to MacKay Shields LLC (“MacKay Shields” or “Sub-Advisor”); provided that, as specified in the Manager’s Proxy Voting Policies and Procedures, the Sub-Advisor either (1) follows the Manager’s Proxy Voting Policy and the Registrant’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager’s clients and appear to comply with governing regulations. The Registrant may revoke all or part of this delegation (to the Manager and/or Sub-Advisor as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Registrant’s and the Manager’s proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of the Manager, or a representative of either, and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Registrant shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of the Registrant, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Registrant also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (‘‘ISS’’), the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)         The Registrant’s portfolio is managed on a team basis. As of July 31, 2019, the following persons are primarily responsible for the day-to-day management of the registrant’s portfolio.

Robert DiMella, CFA. Mr. DiMella is an Executive Managing Director of MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. DiMella has also managed the MainStay MacKay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Fund since 2010, the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013 and the MainStay MacKay Short Term Municipal Fund since June 2015. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (“MLIM”), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master’s degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a Chartered Financial Analyst® (“CFA®”) charterholder.

John Lawlor. Mr. Lawlor joined MacKay Shields in 2016 as a Director. He has managed the Registrant’s portfolio and the MainStay MacKay Infrastructure Bond Fund since 2019. Before joining the firm, he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch. From 1997-2011, he was a senior trader on the floor of the New York Stock Exchange. Mr. Lawlor has a broad and diverse set of skills in sales, trading, and electronic trading platforms. He earned a Bachelor’s degree in Finance from Lehigh University and has been in the financial services industry since 1997.

John Loffredo, CFA. Mr. Loffredo is an Executive Managing Director of MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. Loffredo has also managed the MainStay MacKay Tax Free Bond Fund since 2009, the MainStay MacKay High Yield Municipal Bond Fund since 2010, the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013 and the MainStay MacKay Short Term Municipal Fund since June 2015. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Michael Petty. Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. Petty has also managed the MainStay MacKay High Yield Municipal Bond Fund since 2010, the MainStay MacKay Tax Free Bond Fund since 2011, the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013 and the MainStay MacKay Short Term Municipal Fund since June 2015. Mr. Petty joined MacKay Shields in July 2009. Before joining the Firm he was a Portfolio Manager for Mariner Municipal Managers. He has been a portfolio manager on Wall Street since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner

Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers. Mr. Petty graduated from Hobart College with a B.S. in Mathematics and Economics.

Scott Sprauer. Mr. Sprauer is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the Registrant’s portfolio since inception. He has also managed the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013, the MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Tax Free Bond Fund since February 2014 and the MainStay MacKay Short Term Municipal Fund since June 2015. Prior to joining MacKay Shields, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

David Dowden. Mr. Dowden is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the Registrant’s portfolio since inception. He has managed the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013, the MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Tax Free Bond Fund since February 2014 and the MainStay MacKay Short Term Municipal Fund since June 2015. Prior to joining MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

(a)(2)        Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest as of May 31, 2020.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS MANAGED FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Robert DiMella	14 RICs $19,071,489,773	7 Accounts $9,347,631,305	67 Accounts $20,749,704,050	0	3 Accounts $627,828,911	2 Accounts $437,181,909
David Dowden	14 RICs $19,071,489,773	7 Accounts $9,347,631,305	67 Accounts $20,749,704,050	0	3 Accounts $627,828,911	2 Accounts $437,181,909
John Lawlor	8 RICs $3,791,990,127	7 Accounts $9,347,631,305	67 Accounts $20,749,704,050	0	3 Accounts $627,828,911	2 Accounts $437,181,909
John Loffredo	14 RICs $19,071,489,773	7 Accounts $9,347,631,305	67 Accounts $20,749,704,050	0	3 Accounts $627,828,911	2 Accounts $437,181,909
Michael Petty	14 RICs $19,071,489,773	7 Accounts $9,347,631,305	67 Accounts $20,749,704,050	0	3 Accounts $627,828,911	2 Accounts $437,181,909
Scott Sprauer	14 RICs $19,071,489,773	7 Accounts $9,347,631,305	67 Accounts $20,749,704,050	0	3 Accounts $627,828,911	2 Accounts $437,181,909

Potential Conflicts of Interest

Certain portfolio managers of MacKay Shields who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. A portfolio manager who makes investment decisions with respect to other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

●	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

●

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

●

A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

●

An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, the Manager and the Sub-Advisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager’s obligation to treat all of its clients, including the Registrant, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

(a)(3)        Portfolio Managers or Management Team Members’ Compensation Structure

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. Incentives are paid annually to the firm’s employees based upon an individual’s performance and the profitability of the firm, and in some instances may be fixed and guaranteed for a period of time. Incentive bonuses (both cash and deferred) are an integral portion of total compensation at MacKay Shields and vary based upon an individual’s role, responsibility and performance. A significant percentage of the compensation program for the Fund’s portfolio managers is incentive based.

MacKay Shields has a phantom equity program and awards are an integral component of the firm’s compensation structure. Awards vest and pay out after several years. Thus, eligible professionals share in the results and success of the firm.

The compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

To the extent that an increase in the size of a Fund or another account managed by a portfolio manager has a positive impact on revenues/profitability, a portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to a Fund to take undue risks in managing the assets of the Fund.

(a)(4)        Disclosure of Securities Ownership

The following table states, as of May 31, 2020, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Registrant ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	RANGE OF OWNERSHIP
Robert DiMella	$100,001-$500,000
David Dowden	None
John Lawlor	$50,001-$100,000
John Loffredo	None
Michael Petty	$10,001-50,000
Scott Sprauer	None

(b)            Changes in Portfolio Management

There has been one addition to the portfolio management team since inception on June 26, 2012. John Lawlor was added to the portfolio management team as of February 28, 2019.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.    Controls and Procedures.

(a)             Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act) (“Disclosure Controls”), as of a date within 90 days prior to the filing date (“Filing Date”) of this Form N-CSR (“Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)             There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Lending Activities for Closed End Management Investment Companies.

Not applicable

Item 13.    Exhibits.

(a)(1)    Code of Ethics

(a)(2)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3)    Not applicable

(b)         Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 23, 2020

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 23, 2020

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.